UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its first quarter 2010 results on Thursday, May 13, 2010 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for the first quarter of 2010 and all quarters in 2009. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q1 2010, Q1 2009 and the last twelve month period, which includes the last three quarters of 2009 and the first quarter of 2010.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2009, and March 31, 2010
Unaudited

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,339	1,990	2,348	2,129	7,806	$2,225	—	—	—	2,225
Managed accounts-retail	2,270	2,584	2,044	2,326	9,224	2,044	—	—	—	2,044
Managed accounts-institutional	1,762	1,722	1,804	3,522	8,811	2,807	—	—	—	2,807
Closed-end funds	166	141	254	671	1,232	186	—	—	—	186

Total funds and accounts	$5,537	6,437	6,450	8,649	27,072	$7,262	—	—	—	7,262

Net Flows (in millions):
Mutual funds	$303	1,057	1,395	980	3,736	$1,024	—	—	—	1,024
Managed accounts-retail	(1,770)	(44)	(338)	(110)	(2,263)	(97)	—	—	—	(97)
Managed accounts-institutional	289	(290)	(2,159)	1,091	(1,068)	222	—	—	—	222
Closed-end funds	(632)	77	377	946	767	190	—	—	—	190

Total funds and accounts	$(1,811)	801	(725)	2,907	1,172	$1,339	—	—	—	1,339

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$119,223	115,334	127,815	140,979	119,223	$144,796	—	—	—	144,796
Sales — funds and accounts	5,537	6,437	6,450	8,649	27,072	7,262	—	—	—	7,262
Dividend reinvestments	70	107	118	182	477	94	—	—	—	94
Redemptions and withdrawals	(7,418)	(5,743)	(7,293)	(5,924)	(26,377)	(6,016)	—	—	—	(6,016)

Total net flows into funds and accounts	(1,811)	801	(725)	2,907	1,172	1,339	—	—	—	1,339
Appreciation / (depreciation) of managed assets	(2,079)	11,681	13,889	910	24,400	3,967	—	—	—	3,967

End of period	$115,334	127,815	140,979	144,796	144,796	$150,102	—	—	—	150,102

Recap by product type:
Mutual funds	$15,264	17,329	20,571	21,370		$22,781	—	—	—
Closed-end funds	39,570	41,892	45,629	45,985		46,634	—	—	—
Managed accounts-retail	31,642	34,806	38,336	38,480		39,575	—	—	—
Managed accounts-institutional	28,858	33,789	36,443	38,960		41,112	—	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	—	—	—

Recap by manager:
Nuveen	$65,968	69,493	76,480	77,315		$78,396	—	—	—
NWQ	14,519	16,568	19,281	19,624		20,481	—	—	—
Santa Barbara	3,336	3,677	3,785	3,804		3,670	—	—	—
Symphony	6,811	7,293	8,103	8,477		8,848	—	—	—
Tradewinds	18,564	23,511	24,562	25,389		27,600	—	—	—
HydePark	1,158	1,285	1,401	1,464		1,478	—	—	—
Winslow Capital	4,979	5,989	7,366	8,723		9,630	—	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	—	—	—

Recap by style:
Equity-based	$46,563	54,717	60,366	63,054		$66,943	—	—	—
Municipals	60,069	62,498	68,570	68,670		69,280	—	—	—
Taxable income-oriented	8,702	10,601	12,043	13,072		13,879	—	—	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	—	—	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q1 2010
Income/(loss) before taxes (consolidated) (Preliminary GAAP)	43,367

Net (income)/loss attributable to the noncontrolling interests	(67,473)

Net interest expense	47,239
Amortization & depreciation	21,527	(2)

Adjustments per Credit Agreement:
Non-cash compensation	20,446	(3)
Deal related expenses	5	(4)
Retention, severance and recruiting expense	15,065	(5)
Structured products distribution expense	1,587	(6)
Non-recurring items	1,468	(7)
Pro forma restructuring	142	(8)
Debt and investment related expenses	15,726	(9)

Adjusted EBITDA (1)	$99,099

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$17,545 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $3,982 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$8,769 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $6,037 is included in Severance and $259 is included in Other operating expense in the consolidated financial statements.

(6)	$911 of this amount is included in the Other operating expense line in the consolidated financial statements and $676 is included in Compensation and benefits.

(7)	$292 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $176 is included in Outside and professional services and $1,000 is included in Other operating expense.

(8)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(9)	$14,891 of this amount is included in Other income/(expense) in the consolidated financial statements. $1,234 is included in Net interest expense and ($399) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA(1) calculated in accordance with the Company’s Credit Agreement.

	Q1 2009
Income/(loss) before taxes (consolidated) (GAAP)	(20,209)

Net (income)/loss attributable to the noncontrolling interests	(19,265)

Net interest expense	64,236
Amortization & depreciation	19,394	(2)

Adjustments per Credit Agreement:
Non-cash compensation	9,284	(3)
Deal related expenses	19	(4)
Retention, severance and recruiting expense	10,567	(5)
Structured products distribution expense	2,684	(6)
Non-recurring items	(3,193	)(7)
Pro forma restructuring	4,918	(8)
Debt and investment related expenses	9,117	(9)

Adjusted EBITDA(1)	$77,552

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$16,210 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $3,184 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Travel and entertainment line in the consolidated financial statements.

(5)	$75 of this amount is included in the Severance line in the consolidated financial statements, $736 is included in Other operating expenses and $9,756 is included in Compensation and benefits in the consolidated financial statements.

(6)	$2,310 of this amount is included in the Other operating expenses line in the consolidated financial statements and $374 is included in Compensation and benefits.

(7)	($4,290) of this amount is included in the Other income/(expense) line in the consolidated financial statements, $30 is included in Outside and professional services, $55 is included in Compensation and benefits, $12 is included in Travel and entertainment, and $1,000 is included in Other operating expenses in the consolidated financial statements.

(8)	$2,235 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $2,273 is added back to Advisory fee revenue, and $410 is included in Occupancy and equipment in the consolidated financial statements.

(9)	$8,588 of this amount is included in Other income/(expense) in the consolidated financial statements, $764 is included in Net interest expense and ($235) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA(1) calculated in accordance with the Company’s Credit Agreement.

	Q1 2010
	LTM (2)
Income/(loss) before taxes (consolidated) (Preliminary GAAP)	59,016

Net (income)/loss attributable to the noncontrolling interests	(185,134)

Net interest expense	263,587
Amortization & depreciation	87,649	(3)

Adjustments per Credit Agreement:
Non-cash compensation	68,156	(4)
Deal related expenses	3,723	(5)
Retention, severance and recruiting expense	46,957	(6)
Structured products distribution expense	15,810	(7)
Non-recurring items	15,876	(8)
Pro forma restructuring	4,802	(9)
Debt and investment related expenses	20,836	(10)

Adjusted EBITDA(1)	$401,278

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the last three quarters of 2009 and the first quarter of 2010.

(3)	$71,602 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $16,047 is included in Occupancy and equipment.

(4)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(5)	$3,702 of this amount is included in the Other income/(expense) line in the consolidated financial statements, and $21 is included in Travel and entertainment in the consolidated financial statements.

(6)	$22,757 of this amount is included in the Severance line in the consolidated financial statements, $4,121 is included in Other operating expenses and $20,079 is included in Compensation and benefits in the consolidated financial statements.

(7)	$14,121 of this amount is included in the Other operating expenses line in the consolidated financial statements, and $1,689 is included in Compensation and benefits in the consolidated financial statements.

(8)	$10,203 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $3,190 is included in Outside and professional services, $905 is included in Compensation and benefits, $100 is included in Occupancy and equipment, $214 is included in Travel and entertainment, $1,257 is included in Other operating expenses, and $7 is included in Advertising and promotional costs in the consolidated financial statements.

(9)	$1,792 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $1,515 is added back to Advisory fee revenue, and $1,495 is included in Occupancy and equipment in the consolidated financial statements.

(10)	$17,578 of this amount is included in Other income/(expense) in the consolidated financial statements, $4,591 is included in Net interest expense and ($1,333) is included in Other operating expense.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2010	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
		Name:	John L. MacCarthy
		Title:	Executive Vice President